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                                                                     EXHIBIT 23c




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-3, of DynaGen, Inc. of our report dated August 19, 1996 appearing in DynaGen, Inc.'s Current Report on Form 8-K dated August 19, 1996, as amended. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                                  /s/ FELDMAN RADIN & CO., P.C.


New York, New York
November 25, 1997